Salary Continuation Plan


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Plan for UAM        This table summarizes UAM's Salary Continuation Plan
Employees           benefits. The Salary Continuation Plan actually consists of two Plans: one Plan covers officers; the other covers employees other than officers. You will be notified of any changes made to the Plans in the future.

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                                                                         Details
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
Qualifying event               Any involuntary termination by UAM, excluding any terminations for reasons related to job performance
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Who is eligible                All UAM employees who are paid directly by UAM and not its affiliates.
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How  benefit is calculated     o    Exempt: Based on annual salary plus highest bonus paid for any of the last three calendar years (when applicable)
                               o    Non-exempt: Based on average of last 52 weeks wages
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Base Salary Continuation Pay   Annual Cash Compensation               Base Salary Continuation Pay
                               (based on salary + bonus as above)
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                               o    Up to $50,000                          2 months pay
                               o    $50,001 - $100,000                     3 months pay
                               o    $100,001 - $150,000                    6 months pay
                               o    $150,000 +                             9 months pay
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Additional Salary              o    One month pay for each year or partial year of service (measured from the
Continuation Pay                    employee's start date)
                               o    Maximum term of 24 months (includes base + additional pay)
                               o    Senior VP and above: minimum 24 months; maximum 30 months
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Vacation Pay Out               Pay out all unused vacation and Paid Leave Bank time where applicable
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Benefits                       Continue medical, dental, life insurance for full term of severance or until re-employed, whichever is earlier (subject to the reasonable availability of continued coverage after the 18 month COBRA period).
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Options                        May be vested and/or extended at the Compensation Committee's discretion
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Profit Sharing                 Immediately vests at 100%, in accordance with the terms of the Plan
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Pay Out term                   Regular payroll (monthly)
                               NOTE: All payments under this Plan are subject to withholdings and other applicable deductions
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Terms of Salary                Continues for full term of salary continuation according to the above schedule; if annual
Continuation                   cash compensation from subsequent employment during the term is lower, UAM will payout the difference between the Salary Continuation pay calculable above and the new cash compensation.
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Outplacement                   Reasonable outplacement services will be provided to all employees during the first three months of severance.
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